                                                                Exhibit 3.7


[GRAPHIC]



                                COMPANY ACT








I HEREBY CERTIFY THAT the documents annexed hereto and relating to SUN MEDIA (TORONTO) CORPORATION are true copies of the documents on file with the Registrar of Companies.




GRAPHIC                                ISSUED UNDER MY HAND AND SEAL OF OFFICE
                                            AT VICTORIA, BRITISH COLUMBIA
                                                  ON FEBRUARY 3, 2003


                                                        [SIGNATURE]


                                                       JOHN S. POWELL
                                                   Registrar of Companies
                                               PROVINCE OF BRITISH COLUMBIA
                                                           CANADA

                                   DUPLICATE


[GRAPHICS]                                                    NUMBER: C-658494




                                   CERTIFICATE
                                       OF
                                   CONTINUATION


                                   COMPANY ACT







I HEREBY CERTIFY THAT SUN MEDIA (TORONTO) CORPORATION, which was incorporated under the laws of Ontario, has this day been granted a Certificate of Continuation under the COMPANY ACT.






[SEAL]                     ISSUED UNDER MY HAND AT VICTORIA, BRITISH COLUMBIA,
                                            ON NOVEMBER 13, 2002


                                                [SIGNATURE]


                                                JOHN S. POWELL
                                            REGISTRAR OF COMPANIES
                                         PROVINCE OF BRITISH COLUMBIA
                                                    CANADA

[LOGO]                       Mailing Address:
                             PO Box 9431 Stn Prov Govt
                             Victoria BC  V8W 9V3

                             Location:
Ministry of Finance          2nd Floor - 940 Blanshard Street
Corporate and Personal       Victoria BC
Property Registries
                             Telephone: 250 387-2700


                 INSTRUMENT OF CONTINUATION
                  (Section 36 COMPANY ACT)
                          FORM 23

FREEDOM OF INFORMATION AND PROTECTION OF PRIVACY ACT (FIPPA)
The personal information requested on this form is made available to the public under the authority of the COMPANY ACT. Questions about how the FIPPA applies to this personal information can be directed to the Administrative Analyst. Corporate and Personal Property Registries at 250 356-0944. PO Box 9431 Stn Prov Govt, Victoria BC V8W 9V3.

Additional information and forms are available on the internet at: www.fin.gov.bc.ca/registries

1.  Full name of corporation

    SUN MEDIA (TORONTO) CORPORATION

2.  Date of incorporation or amalgamation

    YYYY/MM/DD
    2002/03/28

3.  Current jurisdiction of incorporation

    Business Corporations Act (Ontario)

4. List the charter documents of the corporation - ATTACH COPIES, VERIFIED BY THE PROPER GOVERNMENT AUTHORITY IN THE COMPANY'S CURRENT JURISDICTION. PLEASE REFER TO INSTRUCTIONS FOR DEFINITION AND REQUIREMENTS FOR VERIFYING CHARTER DOCUMENTS.

    DATE OF DOCUMENT     NATURE OF DOCUMENT
    ----------------     ------------------
      YYYY/MM/DD
      2002/03/28         Certificate and Articles of amalgamation

      YYYY/MM/DD
      2002/03/28         By-law No. 1: General by-laws

5.  Full names and residential addresses of all directors of the corporation


LAST NAME       FIRST NAME AND INITIALS (IF ANY)      RESIDENTIAL ADDRESS            CITY             PROV.       POSTAL CODE
---------       --------------------------------      -------------------            ----             -----       -----------
Francoeur       Pierre                                177 Chamonix Street            Ste-Adele        QC          J0R 1L0
Lee             Kin-Man                               96 Pathlane Road               Richmond Hill    ON          L4B 4C7
Pyette          Lester                                792 Wellington Street          London           ON          N6A 3S3
Roper           Thomas A.                             4036 28th West Avenue          Vancouver        BC          V6S 1S8

                                                                                            FILED AND REGISTERED
                                                                                                NOV 13 2002
                                                                                           REGISTRAR OF COMPANIES

6.   Full names and residential addresses of all officers of the corporation.


LAST NAME      FIRST NAME AND INITIALS (IF ANY)   OFFICE HELD       RESIDENTIAL ADDRESS    CITY              PROV.     POSTAL CODE
---------      --------------------------------   -----------       -------------------    ----              -----     -----------
Francoeur      Pierre                             President & CEO   177 Chamonix Street    Ste-Adele         QC        J0R 1L0
Jamieson       John                               VP-Finance        783 Millbank Road      Pickering         ON        L1V 3L6
Lee            Kin-Man                            VP, Corp.         50 Kanata Crescent     London            ON        N6J 4S6
                                                  Controller
Menicucci      Piero                              Treasurer         1065 Victoria Park     Toronto           ON        M4B 2G7
                                                                    Avenue, Apt. 302
Pyette         Lester                             CEO, The          792 Wellington Street  London            ON        N6A 3S3
                                                  Toronto Sun
Rendle         Nancy                              Director of       55 Charles Street      Toronto           ON        M5S 2W9
                                                  Finance           West, Apt. 301
Saint-Arnaud   Louis                              Secretary         1291 Noiseaux Street   Mont St-Hilaire   QC        J3G 4S6
Tremblay       Claudine                           Assistant-        101 des Passereaux      Verdun            QC        H3E 1X3
                                                  Secretary         Street

7.   Is the corporation a reporting company as defined by the British
     Columbia COMPANY ACT (See Definitions)  / / Yes     /x/ No

8. The corporation hereby adopts the memorandum and articles drawn pursuant to the British Columbia COMPANY ACT. These are appended hereto as schedules 1 and 2 and initialled for identification by an officer or director.


WITNESS

In witness whereof, the seal of the corporation was affixed.

SIGNATURE OF DIRECTOR OR OFFICER                 DATE SIGNED
--------------------------------                 -----------
                                                 YYYY/MM/DD
Louis Saint-Arnaud                               2002/11/11


AFFIDAVIT

NAME OF CORPORATION
-------------------
SUN MEDIA (TORONTO) CORPORATION

I Louis Saint-Arnaud,
  -------------------------, solemnly declare that the information contained NAME OF DIRECTOR OR OFFICER (must be same person who signed above)

in this statement is true and correct and I make this solemn declaration conscientiously believing it to be true, and knowing that it is of the same force and effect as if made under oath and by virtue of the CANADA EVIDENCE ACT.

Declared before me Lilian O'Neill at Montreal, Quebec
                   -------------     -----------------

    YYYY/MM/DD
on  2002/11/11

Declared before a notary public or Commissioner for Oaths and Affidavits

NAME OF NOTARY PUBLIC OR COMMISSIONER  SIGNATURE OF NOTARY PUBLIC OR COMMISSIONER
-------------------------------------  ------------------------------------------
Lilian O'Neill                        (Signature)           #88 983


ADDRESS OF NOTARY PUBLIC OR COMMISSIONER
----------------------------------------
3233, Chantal, Laval (Quebec) H7P 4B5

                                  SCHEDULE 1
                                  ----------

                                  COMPANY ACT

                                  MEMORANDUM


1.   The name of the company is SUN MEDIA (TORONTO) CORPORATION

2. The authorized capital of the company consists of Thirty Billion (30,000,000,000) shares divided into:

     (a)  Ten Billion (10,000,000,000) Class A Common Shares without par value;

     (b) Ten Billion (10,000,000,000) Class B Preferred Shares without par value; and

     (c) Ten Billion (10,000,000,000) Class C Preferred Shares without par value.

                                  SCHEDULE 2
                                  ----------

                                   ARTICLES
                                      OF
                       SUN MEDIA (TORONTO) CORPORATION

                             TABLE OF CONTENTS
                             -----------------

PART 1 - INTERPRETATION ..................................................  1
PART 2 - ISSUE OF SHARES .................................................  1
PART 3 - SHARE CERTIFICATES ..............................................  2
PART 4 - TRANSFER OF SHARES, GENERAL .....................................  3
PART 5 - TRANSMISSION OF SHARES ..........................................  3
PART 6 - BORROWING AND CAPITAL ...........................................  4
PART 7 - MEETINGS ........................................................  5
PART 8 - PROCEEDINGS AT GENERAL MEETINGS .................................  6
PART 9 - VOTES OF MEMBERS ................................................  8
PART 10 - DIRECTORS ......................................................  9
PART 11 - INDEMNIFICATION ................................................ 12
PART 12 - PROCEEDINGS OF DIRECTORS ....................................... 14
PART 13 - OFFICERS ....................................................... 15
PART 14 - EXECUTION OF INSTRUMENTS ....................................... 17
PART 15 - DIVIDENDS ...................................................... 18
PART 16 - ACCOUNTS ....................................................... 19
PART 17 - NOTICES ........................................................ 19
PART 18 - FEES ........................................................... 20
PART 19 - TRANSFER OF SHARES. RESTRICTIONS ............................... 20
PART 20 - SPECIAL RIGHTS AND RESTRICTIONS ................................ 21

                            PART 1 - INTERPRETATION

1.1   In these Articles, unless the context otherwise requires:

      (a) "directors" means the director or directors of the Company for the time being;

      (b) "Company Act" means the Company Act of the Province of British Columbia from time to time in force and all amendments thereto and all Regulations and amendments thereto made pursuant to that Act;

      (c) "register" means the register of members to be kept pursuant 1:0 to the Company Act;

      (d) "registered address" of a member means his address as recorded in the register;

      (e) "registered address" of a director means his address as recorded in the Company's register of directors to be kept at the records office of the Company pursuant to the Company Act.

1.2 Words importing the singular include the plural and vice versa, and words importing a male person include a female person and a corporation.

1.3 The definitions in the Company Act in force and as amended from time to time shall, with necessary changes and so far as applicable, apply to these Articles.

1.4 The regulations contained in Table A in the First Schedule to the Company Act shall not apply to the Company.


                           PART 2 - ISSUE OF SHARES

2.1 Subject to the Company Act and to these Articles, the issue of shares of the Company shall be under the control of the directors who may, subject to the rights of holders of shares of the Company for the time being outstanding, allot or otherwise dispose of, and/or grant options on, shares authorized but not yet issued at such times and to such persons, including directors, and in such manner and upon such terms and conditions and at such price or for such consideration as the directors in their absolute discretion may determine.

2.2 Whenever the Company is not a reporting company, the directors, before allotting any shares, shall first offer those shares pro rata to the members, but where there are classes of shares, the directors shall first offer the shares to be allotted pro rata to the members holding shares of the class proposed to be allotted, and, if any shares remain, the directors shall then offer the remaining shares pro rata to the other members. The offer shall be made by notice specifying the number of shares offered and the time, which shall be not less than seven days, for acceptance of the offer. After the expiration of the time for acceptance or on receipt of written confirmation from the person to whom such an offer is made that he declines to accept the offer, and where there are no other members holding shares who should first receive an offer, the directors may, for three months thereafter, offer shares to such persons and in such manner as they think most beneficial to the Company, but the offer to those persons shall not be at a price less than, or on terms more favourable than, the offer to the members. Whenever the Company is a reporting company, the directors may allot and issue its shares at such times and in such manner and to such persons or class of persons as the directors may determine and as the Company Act, the Securities Act, and all other applicable laws permit.

2.3 When the Company is authorized to issue shares without par value, the directors are authorized to determine the price or consideration for which such shares shall be allotted or issued, and notwithstanding that the price or consideration for a share may be other than cash, the price or consideration for a share shall, at the time when the share is allotted, be expressed in terms of money and so recorded in the proceedings of the directors of the Company.

2.4 No share shall be issued until the Company has received the full consideration therefore in cash, property, or services, provided that:

      (a) a document or book account evidencing indebtedness of the allottee does not constitute property;

      (b) services shall be past services actually performed for the Company; and

      (c) the value of property or services shall be the value the directors determine by resolution to be, in all the circumstances of the transaction, the fair market value.

2.5 Subject to the provisions and restrictions contained in the Company Act applicable to the shares without par value or otherwise, the Company may pay a commission or allow a discount in an amount not exceeding 25% of the amount of the subscription price to any person in consideration of his subscribing or agreeing to subscribe, or procuring or agreeing to procure subscriptions, whether absolutely or conditionally for shares. The Company may pay such brokerage as may be lawful.


                          PART 3 - SHARE CERTIFICATES

3.1 Every share certificate issued by the Company shall be in such form as the directors approve and shall comply with the requirements of the Company Act.

3.2 If any share certificate is worn out or defaced, then upon production of that certificate to the directors or the transfer agent of the Company, the directors or that transfer agent may declare the same to be cancelled and cause it to be so marked and may issue a new certificate in place of the certificate cancelled. If any share certificate is lost or destroyed, then, upon proof of the loss or destruction to the satisfaction of the directors, and upon giving such indemnity as the directors deem adequate, a new certificate shall be issued to the party entitled to it. In any such case where a new share certificate is issued, the fee prescribed in Part 18 of these Articles must be paid if requested.

3.3 A share certicate registered in the names of two or more persons shall be delivered to the person first named on the register.

                     PART 4 - TRANSFER OF SHARES, GENERAL

4.1 Subject to the restrictions, if any, set forth in these Articles, any member may transfer his shares by instrument in writing executed by or on behalf of such member and delivered to the Company or its transfer agent. The instrument of transfer of any share of the Company shall be in the form, if any, on the back of the certificate of the share being transferred, or in any other form which the directors may approve. If the directors so require, each instrument of transfer shall be in respect of only one class of shares.

4.2 Every instrument of transfer shall be executed by the transferor and left at the registered office of the Company or at an authorized office of its transfer agent for registration, together with the certificate for the shares to be transferred and such other evidence, if any, as the directors or the transfer agent may require to prove the title of the transferor or his right to transfer the shares. All instruments of transfer which are registered shall be retained by the Company or its transfer agent, but any instrument of transfer where the transfer is not registered shall be returned to the person depositing the same, together with the share certificate which accompanied the same when tendered for registration. The transferor shall remain the holder of the share until the name of the transferee is entered on the register in respect of that share.

4.3 The signature of the registered owner of any shares, or of his duly authorized attorney, upon the form of transfer consitutes an authority to the Company to register the shares specified in the form of transfer in the name of the person named in that form as transferee or, if no person is so named, then in any name designated in writing by the person depositing the share certificate and the form of transfer with the Company or its agents. The Company or its transfer agent may require proof or guarantee of the signature of any transferor.

4.4 Neither the Company nor any director, officer or agent is bound to enquire into the title of the transferee of shares to be transferred, nor is any such person liable to the registered or any intermediate owner of the shares for registering the transfer.

4.5 The Company may keep its register of members either at its records office or at any office in the Province of British Columbia of a trust company registered under the Trust Company Act, and may keep, or cause to be kept within the Province by a trust company registered as aforesaid, one or more branch registers of members.

4.6 Whenever the Company is a reporting company, but not otherwise, it may cause one or more branch registers of members to be kept outside the Province of British Columbia.

                       PART 5 - TRANSMISSION OF SHARES

5.1 In the case of the death or bankruptcy of a member, his personal representative or trustee in bankruptcy shall be the only person recognized by the Company as having any title to or interest in the shares registered in the name of the deceased. Before recognizing any personal representative or trustee in bankruptcy the directors may require him to produce and deposit the documents required by the Company Act.

      Notwithstanding anything otherwise provided in these Articles, if a person becomes entitled to a share as a result of an order of a Court of competent jurisdiction or pursuant to a statute, then, upon producing such evidence as the directors think sufficient that he is so entitled, such person may be registered as holder of the share.

                        PART 6 - BORROWING AND CAPITAL
                        ------------------------------

6.1 Subject to any restriction which may from time to time be included in the memorandum of the Company or these Articles or contained in the Company Act or the terms, rights or restrictions of any shares or securities of the Company outstanding, the directors may at their discretion authorize the Company to borrow any sum of money and may raise or secure the repayment of such sum in such manner and upon such terms and conditions, in all respects, as they think fit, and in particular, and without limiting the generality of the foregoing, by the issue of bonds or debentures, or any mortgage or charge, whether specific or floating, or by granting any other security on the undertaking, or the whole or any part of the property, of the Company, both present and future.

6.2 The directors may make any debentures, bonds or other debt obligations issued by the Company, by their terms assignable free from any equities between the Company and the person to whom they may be issued or any other person who lawfully acquires the same by assignment, purchase, or otherwise, howsoever.

6.3 The directors may authorize the issue of any debentures, bonds or other debt obligations of the Company at a discount, premium or otherwise, and with special or other rights or privileges as to redemption, surrender, entitlement to interest or share of income, allotment of, or conversion into, or exchange for shares, attendance at general meetings of the Company, and otherwise as the directors may determine at or before the time of issue, but no debenture shall be issued which the Company has not the power to reissue until the members by resolution determine such debenture shall be cancelled unless such debenture expressly provides by its terms that it shall not be reissued. The Company may cause one or more branch registers of its debenture holders to be kept.

6.4 The Company by ordinary resolution of the members and insofar as the Company Act shall permit, may alter its memorandum to increase its authorized capital by:

      (a) creating shares with par value, or shares without par value, or both;

      (b) increasing the number of shares with par value, or shares without par value, or both;

      (c) increasing the par value of a class of shares with par value, if no shares of that class are issued; or

      (d) creating shares of different classes with special rights or restrictions.

6.5 The Company may, by resolution of the directors and subject to the provisions of the Company Act and the specific provisions of any special rights or restrictions attached to any class or classes of its shares, purchase or otherwise acquire any of its shares if, at the time of the proposed purchase or acquisition the Company is not insolvent or likely to be rendered insolvent by such purchase or acquisition and if, where a proposed purchase of shares is not to be made through a stock exchange, the Company shall make its offer to purchase pro rata to every member who holds shares of the class or kind to be purchased unless the Company is purchasing shares from a dissenting member pursuant to the Company Act.

6.6 The Company may, by resolution of the directors and subject to the provisions of the Company Act and the specific provisions of any special rights or restrictions attached to any class or classes of its shares by the Memorandum or these Articles, redeem any of its issued shares that have a right of redemption attached thereto provided that at the time of such redemption the Company is not insolvent or likely to be rendered insolvent by such redemption and where the Company proposes to redeem some, but not all, of its shares of a particular class or kind, the directors shall have absolute discretion to determine in such manner as they deem proper which shares shall be redeemed, and, without limiting the generality of the foregoing, may redeem shares which have been purchased by the Company in priority to shares which are held by members.


                             PART 7 - MEETINGS
                             -----------------

7.1 Meetings of the Company shall be held at such time and place, in accordance with the Company Act, as the directors appoint, and, unless otherwise specifically provided, the provisions of these Articles relating to meetings shall apply with necessary changes to a meeting of members holding a particular class of shares. Notwithstanding the foregoing, a meeting of members may only be held outside Canada if all members entitled to vote at that meeting so agree, and a shareholder who attends a meeting of members held outside Canada is deemed to have so agreed except when he attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held.

7.2 Every meeting, other than an annual general meeting or a class meeting, shall be called an extraordinary general meeting.

7.3 The directors may, whenever they think fit, convene an extraordinary general meeting.

7.4 Notice of a meeting shall specify the place, the day and the hour of meeting, and, in case of special business, the general nature of that business. Notice shall be given no less than 21 days or more than 50 days before the meeting. The accidental omission to give notice of any meeting to, or the non-receipt of any notice by, any of the members entitled to receive notice, shall not invalidate any proceedings at that meeting.

7.5 If any special business includes presenting, considering, approving, ratifying or authorizing the execution of any document, then the portion of any notice relating to that document is sufficient if it states that a copy of the document or proposed document is or will be available for inspection by members at an office of the Company in the Province of British Columbia or at one or more designated places in the Province during business hours on any specified or unspecified business day or days prior to the date of the meeting, and at the meeting.


                   PART 8 - PROCEEDINGS AT GENERAL MEETINGS
                   ----------------------------------------

8.1 The following business at a general meeting shall be deemed to be special business:

      (a)   All business at an extraordinary general meeting;

      (b) All business that is transacted at an annual general meeting, with the exception of the consideration of the financial statements and the report of the directors and auditors, the election of directors, the appointment of the auditors and such other business as, under these Articles or in accordance with the Company Act, ought to be transacted at an annual general meeting or is business which is brought under consideration by the report of the directors issued with the notice convening the meeting;

      and no special business shall be conducted at any meeting unless notice of that business has been given to the members in accordance with these Articles or members holding at least 75% of the shares entitled to be voted at that meeting are present and consent to the conduct of such business.

8.2 No business, other than the election of a chairman and the adjournment or termination of the meeting, shall be conducted at any meeting at any time when a quorum is not present. A quorum shall be one person holding or representing by proxy not less than one-half of the outstanding shares of the Company which are entitled to be voted at the meeting, unless the Company has only one member, in which case the quorum shall be that member who may conduct the business of the Company by proceedings recorded in writing and signed by him. If at any time during a meeting there ceases to be a quorum present, any business then in progress shall be suspended until there is a quorum present or until the meeting is adjourned or terminated, as the case may be.

8.3 If within 30 minutes from the time appointed for a meeting a quorum is not present, the meeting, if convened upon the requisition of members, shall be terminated. In any other case, it shall stand adjourned to the same day in the next week, at the same time and place, and if, at the adjourned meeting, a quorum is not present within half an hour from the time appointed for the meeting, the member or members present shall be a quorum.

8.4 Subject to Article 8.5, the chairman of the board of directors, if there is one, failing whom the president of the Company, failing whom one of the directors present chosen by the directors from among their number, shall preside as chairman of every meeting.

8.5 If at any general meeting there is no chairman or president or director present within 15 minutes after the time appointed for holding the meeting, or if the chairman or president and all the directors present are unwilling to act as chairman, the members present shall choose someone of their number to be chairman.

8.6 The chairman of a meeting may, with the consent of any meeting at which a quorum is present, and shall, if so directed by the meeting, adjourn the meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting. Except as aforesaid, it is not necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

8.7 No resolution proposed at a meeting need be seconded, and the chairman of any meeting is entitled to move or propose a resolution.

8.8 In case of an equality of votes the chairman shall not, either on a show of hands or on a poll, have a casting or second vote in addition to the vote or votes to which he may be entitled as a member, which vote or votes he is entitled to cast without vacating the chair.

8.9 In the case of any dispute as to the admission or rejection of a proxy or a vote, the chairman shall determine the same and his determination, made in good faith, is final and conclusive.

8.10 A member entitled to more than one vote need not, if he votes, use all his votes or cast all the votes he uses in the same way.

8.11 Subject to these Articles, if a poll is duly demanded it shall be taken in such manner as the chairman directs within seven days of the demand for the same. The result of the poll shall be deemed to be the resolution of the meeting at which the poll is demanded. A demand for a poll may be withdrawn at any time before it has been taken.

8.12 A poll demanded on a question of adjournment shall be taken at the meeting without adjournment.

8.13 The demand for a poll shall not, unless the chairman so rules, prevent the continuance of a meeting for the transaction of any business other than the question on which a poll has been demanded or questions which depend or bear upon that question.

8.14 Subject always to any contrary or specific provision of the Company Act, a resolution that has been submitted to all of the members who would have been entitled to vote thereon in person or by proxy at a meeting and that has been consented to in writing by such members holding not less than 75% of the shares of the Company shall be deemed to be an ordinary resolution passed at a meeting.

8.15 Subject always to any contrary or specific provision of the Company Act, a resolution consented to in writing by every member of the Company who would have been entitled to vote thereon in person or by proxy at a meeting shall be deemed to be a special resolution passed at a meeting.

8.16 Subject always to the provisions of the Company Act, whenever the Company is not a reporting company, where all the members entitled to attend and vote at the annual general meeting of the Company consent in writing to all the business required to be transacted at the meeting, it is not necessary for the Company to hold that annual general meeting.


                           PART 9 - VOTES OF MEMBERS
                           -------------------------

9.1 Subject to any rights or restrictions for the time being attached to any class or classes of shares, on a show of hands every member present in person or by proxy has one vote, and on a poll every such member present in person or by proxy has one vote for each share he holds on the record date except that no member which is a corporation which is a subsidiary of the Company shall be entitled to vote its shares of the Company, and the Company itself shall not vote in respect of any share of the Company that it has redeemed purchased, or otherwise acquired.

9.2 Any person who is not registered as a member but who is entitled to vote at any meeting in respect of a share, may vote the share in the same manner as if he were a member, but, unless the directors have previously admitted his right to vote at that meeting in respect of the share, if so required by any director he shall satisfy the directors of his right to vote the share before the time for holding the meeting, or adjourned meeting, as the case may be, at which he proposes to vote.

9.3 Where there are joint members registered in respect of any share, any one of the joint members may vote at any meeting, either personally or by proxy, in respect of the share as if he were solely entitled to it. If more than one of the joint members is present at any meeting, personally or by proxy, the joint member present whose name stands first on the register in respect of the share shall alone be entitled to vote in respect of that share. Several executors or administrators of a deceased member in whose sole name any share stands shall, for the purposes of this Article, be deemed joint members.

9.4 Subject to the provisions of the Company Act, a corporation which is a member and is not a subsidiary of the Company may vote by up to two duly authorized representatives, who are entitled to speak and vote, either in person or by proxy, and in all other respects exercise the rights of a member and those representatives shall be reckoned as a member for all purposes in connection with any meeting of the Company.

9.5 A member for whom a committee has been duly appointed may vote, whether on a show of hands or on a poll, by his committee and that committee may appoint a proxyholder.

9.6 Unless the directors otherwise determine, the instrument appointing a proxyholder and the power of attorney or other authority, if any, under which it is signed, or a notarially certified copy thereof, shall be deposited at a place specified for that purpose in the notice convening the meeting, not less than 48 hours before the time for holding the meeting at which the proxyholder proposes to vote, or, if no such place is specified, then it shall be deposited with the chairman of the meeting prior to the commencement of the meeting.

9.7 A vote given in accordance with the terms of an instrument of proxy is valid notwithstanding the previous death or incapability of the member, or revocation of the proxy, or of the authority under which the proxy was executed, or the transfer of the share in respect of which the proxy is given, if, but only if, no prior notice in writing of the death, incapability, revocation or transfer has been received at the registered office of the Company or by the chairmen of the meeting or adjourned meeting before the vote is given.

9.8 An instrument appointing a proxyholder, whether for a specified meeting or otherwise, shall be, subject to the requirements of the Company Act, in the form approved by the directors.

9.9 A proxy or an instrument appointing a duly authorized representative of a corporation shall be in writing, under the hand of the appointor or of his attorney duly authorized in writing, or, if such appointor is a corporation, either under its seal or under the hand of an officer or attorney duly authorized.

9.10 Any person may act as a proxyholder whether or not he is entitled on his own behalf to be present and to vote at the meeting at which he acts as proxyholder.

9.11 The directors may, by resolution, fix in advance a date and time as the record for the determination of the members entitled to receive notice of a meeting of the members, but such record date shall not precede by more than 50 days or by less than 21 days the date on which the meeting is to be held. If the directors fail to fix in advance a date and time as the record date in respect of all or any of the matters described above for any meeting of the members of the Company, the following provisions shall apply, as the case may be:

     (a) the record date for the determination of the members entitled to receive notice of a meeting of members shall be at the close of business on the day immediately preceding the day on which notice is given or sent;

     (b) the record date for the determine of the members entitled to receive the financial statements of the Company shall be the close of business on the day on which the directors pass the resolution relating thereto.


                              PART 10 - DIRECTORS
                              -------------------

10.1 The directors named in the Instrument of Continuation at the coming into force of these Articles, shall be the directors of the Company unless and until such person:

     (a)  dies;

     (b)  resigns in writing;

     (c) is no longer qualified in accordance with these Articles or the Company Act; or

     (d)  is removed from office by ordinary resolution of the members.

10.2 The management of the business of the Company shall be vested in the directors and the directors may exercise all such powers and do all such acts and things as the Company may exercise and do which are not by these Articles or by the Company Act or otherwise lawfully directed or required to be exercised or done by the Company in general meeting, but subject, nevertheless, to the provisions of all laws affecting the Company and of these Articles and to any rules, not being inconsistent with these Articles which are made from time to time by the Company in general meeting, provided that no rule made by the Company in general meeting shall invalidate any prior act of the directors that would have been valid if that rule had not been made.

10.3 The number of directors shall be at least one as long as the Company is not a reporting company, and shall be at least three whenever the Company is a reporting company, and no more than 25. Subject to the foregoing, the number of directors may be determined from time to time by resolution of the members, and provided that the number of directors holding office shall not fall below the minimum numbers above mentioned, the number of directors shall be automatically reduced upon the death, resignation, removal or disqualification of any director and automatically increased upon the appointment of any additional director or directors in accordance with these Articles.

10.4 A director is not required to hold a share of the Company as qualification to be a director, but in order to be qualified he must not be:

     (a)  under the age of 18 years; or,

     (b) found to be incapable of managing his own affairs by reason of mental infirmity; or,

     (c)  a corporation; or,

     (d)  an undischarged bankrupt; or,

     (e) unless the Supreme Court of British Columbia orders otherwise, convicted within or without the Province of British Columbia of an offence

          (i) in connection with the promotion, formation, or management of a corporation; or,

          (ii)  involving fraud,

          unless five years have elapsed since the expiration of the period fixed for suspension of the passing of sentence without sentencing, or since a fine was imposed, or the term of imprisonment and probation imposed, if any, was concluded, whichever is the latest, but the disability imposed by this clause ceases upon a pardon being granted under the Criminal Records Act (Canada);

     and every director must not be subject to any other disqualifications as to office according to the Company Act, provided always that no person who is not ordinarily resident in Canada shall be appointed a director of the Company if, upon his appointment, the majority of the directors of the Company would not be persons ordinarily resident in Canada.

10.5 In the event of the death, resignation, removal or disqualification of a director and his consequent vacating of office in accordance with these Articles or the Company Act in circumstances in which the majority of the directors of the Company would thereafter not be persons ordinarily resident in Canada, then the last appointed director who is not ordinarily resident in Canada shall, ipso facto, be disqualified from office and be no longer a director of the Company. In the event there are on the happening of such an event two or more persons who are not ordinarily resident in Canada who were last appointed and appointed at the same time, then the Secretary shall determine by lot which of the two or more so last appointed shall have ceased to hold office by reason of this paragraph. Subject to the foregoing, if a casual vacancy should occur in the board, the remaining directors if constituting a quorum may appoint a qualified person to fill the vacancy for the remainder of the term. Where a vacancy or vacancies exist on the board, the remaining directors may exercise all of the powers of the board so long as a quorum remains in office.

10.6 If the Company removes any director by ordinary resolution, it may by ordinary resolution, appoint another person in his stead.

10.7 Any person not being a member of the Company who becomes a director shall be deemed to have agreed to be bound by the provisions of the Articles to the same extent as if he were a member of the Company.

10.8 Subject to the provisions of any ordinary resolution, the remuneration of the directors as such may from time to time be determined by the directors themselves, and such remuneration may be in addition to any salary or other remuneration paid to any officer or employee of the Company as such, who is also a director. The directors shall be repaid such reasonable expenses as they may incur in and about the business of the Company, and if any director shall perform any professional or other services for the Company that are outside the ordinary duties of a director, or shall otherwise be specifically occupied in or about the Company's business, he may be paid a special remuneration to be fixed by the directors in addition to any other remuneration that he may be entitled to receive and the same shall be charged as part of the ordinary working expenses. Unless otherwise determined by ordinary resolution, the directors on behalf of the Company may pay a gratuity or pension or allowance on retirement to any person who has held any office of employment with the Company or to his spouse or dependants and may make contributions under any plan or to any fund and pay premiums for the purchase or provision of any such gratuity, benefit, pension or allowance.

10.9 The directors may from time to time and at any time by power of attorney appoint any company, firm or person or body of persons to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion, not exceeding those vested in or exercisable by the directors under these Articles, and for such period, and subject to such conditions, as they may think fit.

10.10 A director who is in any way directly or indirectly interested in a proposed contract or transaction with the Company shall disclose the nature and extent of his interest at a meeting of the directors in accordance with the provisions of the Company Act. A director shall not vote in respect of any contract or transaction with the Company in which he is interested, and if he shall do so his vote shall not be counted, but he may be counted in the quorum present at the meeting at which such vote is taken.

10.11 A director may hold any office or place of profit under the Company other than auditor, for such period, and on such terms as to remuneration or otherwise, as the directors may determine. Subject to compliance with the Company Act, no director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any office or place of profit or as vendor, purchaser or otherwise.

10.12 Any director may act by himself or his firm in any professional capacity for the Company except as auditor, and he or his firm shall be entitled to remuneration for professional services as if he were not a director.

10.13 At each annual general meeting of the Company all the directors shall retire from office, but are eligible for re-election and the members shall by ordinary resolution elect a board of directors consisting of the number of directors so retiring or determined by resolution or recommendation of the directors. If in any calendar year the Company does not hold an annual general meeting the directors then in office shall be deemed to have been elected as directors on the last day on which the meeting should have been held pursuant to the Company Act, and the directors so elected may hold office until other directors are appointed or elected or until the day on which the next annual general meeting is held.


                         PART 11 - INDEMNIFICATION
                         -------------------------

11.1 The Company shall indemnify any director, officer, employee or agent of the Company who was or is a party or is threatened to be made a party to any threatened, pending or completed action or proceeding and whether civil, criminal or administrative, by reason of the fact that he is or was a director, officer, employee, or agent of the Company or any act or thing occurring at a time when he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all costs, charges and expenses, including legal fees and any amount paid to settle the action or proceeding or satisfy a judgment, if he acted honestly and in good faith with a view to the best interests of the corporation or other legal entity or enterprise as aforesaid of which he is or was a director, officer, employee or agent, as the case may be, and exercised the care, diligence and skill of a reasonably prudent person, and with respect to any criminal or administrative action or proceeding, he had reasonable ground for believing that his conduct was lawful; provided that no indemnification of a director or former director of the Company, or director or former director of a corporation in which the Company is or was a shareholder, shall be made except to the extent approved by the Court pursuant to the Company Act or any other statute. The determination of any action, suit or proceeding by judgment, order, settlement, conviction or otherwise shall not, of itself, create a presumption that the person did not act honestly and in good faith and in the best interests of the Company and did not exercise the care, diligence and skill of a reasonably prudent person and, with respect to any criminal action or proceeding, did not have reasonable grounds to believe that his conduct was lawful.

11.2 The Company shall indemnify any person in respect of any loss, damage, costs or expenses whatsoever incurred by him while acting as an officer, employee or agent for the Company unless such loss, damage, costs or expenses shall arise out of failure to comply with instructions, wilful act or default or fraud by such person, in any of which events the Company shall only indemnify such person if the directors, in their absolute discretion, so decide or the Company by ordinary resolution shall so direct.

11.3 The indemnification provided by this Article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any other Article, or any valid and lawful agreement, vote of members or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall entire to the benefit of the heirs, executors and administrators of such person. The indemnification provided by this Article shall not be exclusive of any powers, rights, agreements or undertakings which may be legally permissible or authorized by or under any applicable law. Notwithstanding any other provisions set forth in this Article, the indemnification authorized by this Article shall be applicable only to the extent that any such indemnification shall not duplicate indemnity or reimbursement which that person has received or shall receive otherwise than under this Part.

11.4 The directors are authorized from time to time to cause the Company to give indemnities to any director, officer, employee, agent or other person who has undertaken or is about to undertake any liability on behalf of the Company or any corporation controlled by it.

11.5 Subject to the Company Act, no director or officer or employee for the time being of the Company shall be liable for the acts, receipts, neglects or defaults of any other director or officer or employee, or for joining in any receipt or act for conformity, or for any loss, damage or expense happening to the Company through the insufficiency or deficiency of title to any property acquired by order of the Board for the Company, or for the insufficiency or deficiency of any security in or upon which any of the moneys of or belonging to the Company shall be invested or for any loss or damages arising from the bankruptcy, insolvency, or tortious act of any person, firm or corporation with whom or which any moneys, securities or effects shall be lodged or deposited or for any loss occasioned by any error of judgment or oversight on his part or for any other loss, damage or misfortune whatever which may happen in the execution of the duties of his respective office or trust or in relation thereto unless the same shall happen by or through his own wilful act or default, negligence, breach of trust or breach of duty.

11.6 Directors may rely upon the accuracy of any statement of fact represented by an officer of the Company to be correct or upon statements in a written report of the auditor of the Company and shall not be responsible or held liable for any loss or damage resulting from the paying of any dividends or otherwise acting in good faith upon any such statement.

11.7 The directors may cause the Company to purchase and maintain insurance for the benefit of any person who is or was a director, officer, employee or agent of the Company or is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability incurred by him as a director, officer, employee or agent.


                      PART 12 - PROCEEDINGS OF DIRECTORS.
                      -----------------------------------


12.1 Notice of the time and place of a directors meeting shall be given to each director no less than two days (exclusive of the day on which the notice is given) before the date of the meeting. For the first meeting of directors held immediately after election at a meeting of members, no notice of such meeting need be given, provided a quorum of directors is present. Notice for the time and place of special meetings of directors shall be delivered or faxed to each director not less than four hours before that special meeting.

12.2 The directors, when there is more than one, may meet together at such places as they think fit for the dispatch of business, and may adjourn and otherwise regulate their meetings and proceedings as they see fit.

12.3 The quorum shall be a majority of the directors then in office, and when an even number of directors are holding office, shall be one more than half of their number.

12.4 Unless and until the directors shall elect one of their number to be chairman of the board of directors, the president of the Company shall be chairman of all meetings of the directors; but if at any meeting a chairman elected by the directors or the president is not present within 30 minutes after the time appointed for holding the meeting, the directors present may choose someone of their number to be chairman at that meeting.

12.5 Any director may waive notice of any meeting of directors. Accidental omission to give notice of a meeting of directors to, or non-receipt of notice by, any director, shall not invalidate the proceedings of any meeting of the directors.

12.6 Except as provided in the Company Act, the Directors may participate in a meeting of the Directors by means of telephone or other communications facilities that permit all Directors participating in the meeting to communicate with each other. A meeting so held in accordance with this Article shall be deemed to be an actual meeting of the board and any resolution passed at such meeting shall be as valid and effectual as if it had been passed at a meeting where the Directors are physically present. A Director participating in a meeting in accordance with this Article shall be deemed to be present at the meeting and to have so agreed and shall be counted in the quorum therefore and be entitled to participate in and vote thereat.

12.7 The directors, or any committee of directors, may take any action required or permitted to be taken by them and may exercise all or any of the authorities, powers and discretion for the time being vested in or exercisable by them by resolution either passed at the meeting at which a quorum is present or authorized by resolution consented to in writing signed by all the directors in accordance with the Company Act.

12.8 The directors may delegate any, but not all, of their powers to committees consisting of such director or directors as they think fit. A majority of the members of any such committee must be resident Canadians. Any committee so formed in the exercise of the powers so delegated shall conform to any rules that may from time to time be imposed on it by the directors, and shall report every act or thing done in exercise of those powers to the first meeting of the directors held after it has been done.

12.9 A committee of more than one director may elect a chairman of its meetings and if no chairman is elected, or if at any meeting the chairman is not present within 30 minutes after the time appointed for holding the meeting, the directors present who are members of the committee may choose one of their number to be chairman of the meeting.

12.10 The member or members of a committee may govern their procedure as they think proper, subject to any rules imposed by the directors. Questions arising shall be determined by the member, if there be only one, or by a majority of votes of the members present, but in case of an equality of votes the chairman of a committee shall not have a second or casting vote.

12.11 Any director of the Company who may be absent from the Province of British Columbia may file at the registered office of the Company by letter or facsimile a waiver of notice of any meeting of the directors and may, at any time and by one of the means mentioned aforesaid, withdraw the waiver, but until the waiver is withdrawn, no notice of meetings of directors need be sent to that director, and any and all meetings of the directors of the Company held after receipt of such waiver and held prior to its withdrawal shall, provided a quorum of the directors is present, be valid and effective without notice of such meeting given to that director.

12.12 Questions arising at any meeting of the directors shall be decided by a majority of votes. In case of an equality of votes, the chairman shall not have a second or casting vote.

12.13 No resolution proposed at a meeting of directors need be seconded, and the chairman of any meeting is entitled to move or propose and vote upon a resolution of the directors.

12.14 All acts done by any meeting of the directors or by a committee of directors or by any person acting as a director shall, notwithstanding that it shall be afterwards discovered that there was some defect in the appointment of any such director or person acting as aforesaid, or that they or any of them were disqualified be as valid as if every such person had been duly appointed and was qualified to be a director.


                                PART 13 - OFFICERS
                                ------------------

13.1 The Company shall have a president and a secretary whom the directors shall appoint. The President must be a director of the Company. Except when the Company has only one member, the President and Secretary shall be different persons. Subject to the foregoing, the board may from time to time appoint such other officers as the board may determine.

13.2 All appointments of officers shall be made at such remuneration, whether by way of salary, fee, commission, participation in profits, or otherwise, as the directors think fit, and every appointment of an officer by the directors shall be in force until revoked by the directors or until the death or resignation in writing of the officer unless otherwise provided in the resolution of appointment.

13.3 Every officer of the Company who holds any office or possesses any property whereby, whether directly or indirectly, duties or interests might be created in conflict with his duties or interests as an officer of the Company shall, in writing, disclose to the President the fact and the nature, character and extent of the conflict.

13.4 The chairman of the board of directors, if any, shall, if present, preside at all meetings of the board of directors and of members. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the directors.

13.5 The president, who may also be the chief executive officer of the Company, shall exercise general supervision over the business and affairs of the Company. In the absence or inability of the chairman of the board of directors, the president shall, when present, preside at all meetings of the board of directors and members; he shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and shall perform such other duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office.

13.6 The vice president, or, if more than one, the vice presidents, in order of seniority, shall be vested with all the powers and shall perform all the duties of the president in the absence or inability or refusal to act of the president, provided, however, that a vice president, who is not a director, shall not preside as chairman at any meeting of members. The vice president or, if more than one, the vice presidents, in order of seniority, shall sign such contracts, documents or instruments in writing as require his or their signatures and shall also have such other powers and duties as may from time to time be assigned to him or them by resolution of the board of directors.

13.7 The secretary, if any, shall give or cause to be given notices for all meetings of the board of directors, or committees thereof, if any, and of members when directed to do so and shall have charge, subject to the Articles, of the corporate records and of the corporate seal or seals, if any. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office.

13.8 Subject to the provisions of any resolution of the board of directors, the treasurer, if any, shall have the care and custody of all the funds and securities of the Company and shall deposit the same in the name of the Company in such bank or banks or with such other depositary or depositaries as the board of directors may, by resolution, direct. He shall prepare, maintain and keep or cause to be kept adequate books of accounts and accounting records. He shall sign such contracts, documents or instruments in writing as require his signature and shall have such other powers and duties as may from time to time be assigned to him by resolution of the board of directors or as are incident to his office. He may be required to give such bond for the faithful performance of his duties as the board of directors, in their absolute discretion, may require, and no director shall be liable for failure to require any such bond or for the insufficiency of any such bond or for any loss by reason of the failure of the Company to receive any indemnity thereby provided.

13.9 The assistant secretary or, if more than one, the assistant secretaries, in order of seniority, and the assistant treasurer or, if more than one, the assistant treasurers, in order of seniority, shall respectivey perform all the duties of the secretary and treasurer, respectively, when required to do so. The assistant secretary or assistant secretaries, if more than one, and the assistant treasurer or assistant treasurers, if more than one, shall sign such contracts, documents or instruments in writing as require his or their signatures respectively and shall have such other powers and duties as may from time to time be assigned to them by resolution of the board of directors.

13.10 The board of directors may from time to time appoint from their number a managing director, who is a resident Canadian, and may, subject to the Company Act, delegate to him any of the powers of the board of directors. The managing director shall conform to all lawful orders given to him by the board of directors of the Company and shall, at all reasonable times, give to the directors, or any of them, all information they may require regarding the affairs of the Company. Any agent of employee appointed by the managing director shall be subject to discharge by the board of directors.


                       PART 14 - EXECUTION OF INSTRUMENTS
                       ----------------------------------

14.1 Contracts, documents or instruments in writing requiring the signature of the Company may be signed any director or any officer of the Company, or by any person authorized by resolution of the board of directors. All contracts, documents or instruments in writing so signed shall be binding upon the Company without any further authorization or formality. The board of directors is authorized from time to time, by resolution, to appoint any officer or officers or any other person or persons on behalf of the Company, either to sign contracts, documents or instruments in writing generally or to sign specific contracts, documents or instruments in writing. Where the Company has only one director and officer being the same person, that person may sign all such contracts, documents or other written instruments.

14.2 The directors may, but shall not be required to, provide a common seal for the Company. They shall have power from time to time to destroy the same or substitute a new seal in place of the seal destroyed or to cause the affairs of the Company to be conducted without a common seal. In the event a seal is provided, then unless otherwise provided by the directors, the same may be affixed to any document by the signing officers designated in Article 14.1.

14.3 Subject to the provisions of the Company Act, the directors may provide for use in any other province, state, territory or country an official seal, which shall be a facsimile of the common seal of the Company, with the addition on its face of the name of the province, state, territory or country where it is to be used.

14.4 The signature of any officer of the Company may be printed, lithographed, engraved or otherwise mechanically reproduced upon all instruments executed or issued by the Company or any officer thereof; and, subject to the Company Act, any instrument on which the signature of any such person is so reproduced, shall be deemed to have been manually signed by such person whose signature is so reproduced and shall be as valid to all intents and purposes as if such instrument had been signed manually, and notwithstanding that the person whose signature is so reproduced may have ceased to hold office at the date of the delivery or issue of such instrument. The term "instrument" as used in this Article shall include all paper and electronic writings.


                             PART 15 - DIVIDENDS
                             -------------------

15.1 The directors may declare dividends and fix the date of record therefore and the date for payment thereof.

15.2 Subject to the terms of shares with special rights or restrictions, all dividends shall be declared according to the number of shares held.

15.3 Dividends may only be payable out of the profits of the Company. No dividend shall bear interest against the Company. A transfer of a share shall not pass the right to any dividend thereon before the registration of the transfer in the register.

15.4 A resolution declaring a dividend may direct payment of the dividend wholly or partly by the distribution of specific assets or of paid-up shares, bonds, debentures or other debt obligations of the Company, or in any one or more of those ways, and, where any difficulty arises in regard to the distribution, the directors may settle the same as they think expedient, and in particular may fix the value for distribution of specific assets, and may determine that cash payments shall be made to a member upon the basis of the value so fixed in place of fractional shares, bonds, debentures or other debt obligations in order to adjust the rights of all parties, and may vest any of those specific assets in trustees upon such trusts for the persons entitled as may seem expedient to the directors.

15.5 Any dividend or other moneys payable in cash in respect of a share may be paid by cheque sent through the post to the member in a prepaid letter, envelope or wrapper addressed to the member at his registered address, or in the case of joint members, to the registered address of the joint member who is the first named on the register, or to such person and to such address as the member or joint members, as the case may be, in writing direct. Any one of two or more joint members may give effectual receipts for any dividend or other moneys payable or assets distributable in respect of a share held by them.

15.6  No notice of the declaration of a dividend need by given to any member.

15.7 The directors may, before declaring any dividend, set aside out of the profits of the Company such sums as they think proper as a reserve or reserves which shall, at the discretion of the directors, be applicable for meeting contingencies, or for equalizing dividends, or for any other purpose to which the profits of the Company may be properly applied, and pending that application may, at the like discretion, either be employed in the business of the Company or be invested in such investments, as the directors may from time to time think fit, including shares of the Company purchased or acquired in accordance with these Articles.

15.8 The directors may capitalize any undistributed surplus on hand of the Company and may from time to time issue as fully paid and non-assessable any unissued shares or any bonds, debentures or other debt obligations of the Company as a dividend representing such undistributed surplus on hand or any part thereof.

15.9 Should any dividend result in any shareholder being entitled to a fractional share, the directors shall have the right to pay such shareholders the cash equivalent of such fractional part, and shall have the further right to carry out such distribution and to adjust the rights of the shareholders with respect thereto on as practical and equitable a basis as possible.


                             PART 16 - ACCOUNTS
                             ------------------


16.1 The directors shall cause records and books of accounts to be kept as necessary to record properly the financial affairs and conditions of the Company and to comply with the provisions of the Company Act and all statutes applicable to the Company.

16.2 The fiscal period of the Company shall terminate on such day in each year as the board of directors may from time to time, by resolution, determine.


                             PART 17 - NOTICES
                             -----------------

17.1 A notice may be given to any member or director, either by personal service or by sending it by post to him in a letter, envelope or wrapper, or by facsimile addressed to the member or director at his registered address or in any manner approved by the directors and not prohibited under the Company Act.

17.2 A notice may be given by the Company to joint members in respect of a share registered in their names by giving the notice to the joint member first named in the register of members in respect of that share.

17.3 A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a member by sending it through the post in a prepaid letter, envelope or wrapper addressed to them by name, or by the title of representatives of the deceased or trustee of the bankrupt, or by any like description, at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or, until that address has been so supplied, by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

17.4 Any notice or document sent by post to, or left at, the registered address of any member, shall, notwithstanding that member is then deceased, and whether or not the Company has notice of his death, be deemed to have been duly served in respect of any registered shares, whether held solely or jointly with other persons by that deceased member, until some other person is registered in his stead as the member or joint member in respect of those shares, and that service shall for all purposes of these Articles be deemed a sufficient service of such notice or document on his personal representatives and all persons, if any, jointly interested with him in those shares.

17.5 Any notice sent by post shall be deemed to have been served on the second day following that on which the letter, envelope or wrapper containing the same is posted exclusive of any day upon which the mail is not regularly delivered or handled in either the place of posting or the place of delivery, and in proving service it is sufficient to prove that the letter, envelope or wrapper containing the notice was properly addressed and put in a Canadian government post office, postage prepaid, subject always to it being proved by the person to whom the notice was addressed that the mail was not regularly delivered or handled as aforesaid on or between the day of posting and the day of delivery.

17.6 Notice of every general meeting shall be given in the manner hereinbefore authorized to:

      (a) every member holding a share or shares carrying the right to vote at such meetings on the record date or, if no record date was established by the directors, on the date of personal service or mailing;

      (b) every person upon whom the ownership of a share has devolved by reason of his being a legal personal representative or a trustee in bankruptcy of a member where the member, but for his death or bankruptcy, would be entitled to receive notice of the meeting; and

      (c)   the auditor of the Company.

      Subject to any provisions in any instrument of the Company or in the special rights or restrictions attached to any shares, no other person is entitled to receive notice of general meetings.


                                PART 18 - FEES
                                --------------

18.1 The Company may charge the following fee to issue a new certificate in exchange for an existing certificate or a defaced or worn out certificate or to replace a lost or destroyed certificate:

      Per new certificate: $1.00


                  PART 19 - TRANSFER OF SHARES. RESTRICTIONS
                  ------------------------------------------

19.1 A share or shares in the Company may be transferred by an instrument of transfer and in accordance with these Articles by any member, or the personal representative of any deceased member or the trustee in bankruptcy of any bankrupt member or by the liquidator of any member which is a corporation, only with the approval of a resolution of the directors.

19.2 Notwithstanding anything otherwise provided in these Articles, the directors may, in their absolute discretion, refuse to allow and decline to register any transfer of shares to any person, even if the foregoing conditions and other provisions of these Articles are complied with, and the directors shall not be bound or required to disclose their reasons for any such refusal to anyone.

19.3 The number of shareholders of the Company is limited to 50, excluding persons who are currently or were formerly employees of the Company. Where two or more persons jointly hold one (1) or more shares, such persons shall be considered as one and the same shareholder.

19.4 All public offerings or public invitations to subscribe for or purchase securities is prohibited.


                   PART 20 - SPECIAL RIGHTS AND RESTRICTIONS
                   -----------------------------------------


CLASS A COMMON SHARES
---------------------

20.1 The holders of the Class A Common Shares shall be entitled to one vote for each such share so held at all meetings of members.

20.2 Subject the rights of the holders of the Class B Preferred Shares and any Class C Preferred Shares established by series, the directors shall be at liberty in their absolute discretion to declare dividends on any one or more class or classes of the Class A Common Shares, the Class B Preferred Shares or the Class C Preferred Shares to the exclusion of the others.

20.3 Subject to the rights of holders of the Class B Preferred Shares and any Class C Preferred Shares established by series, in the event of the liquidation, dissolution or wind-up of the Company, whether voluntary or involuntary, the holders of the Class A Common Shares shall be entitled to participate on a pro rata basis in the distribution of the remaining assets of the Company.

CLASS B PREFERRED SHARES
------------------------

20.4 Subject to the rights of the Class C Preferred Shares, the holders of Class B Preferred Shares shall be entitled to receive a preferred non-cumulative dividend the rate of which shall be determined from time to time by the board of directors of the Company, such dividend to be payable at such time and in such manner as shall be determined by the board.

20.5 Subject to the rights of the Class C Preferred Shares, in the event of winding-up or liquidation or any other distribution of the assets of the Company, the Class B Preferred Shares shall rank prior to all other shares of the Company as to the payment of the paid-up share capital and any dividends attributable thereto. The Class B Preferred Shares shall not otherwise share in the profits and surplus assets of the Company.

20.6 Subject to the terms of the Company Act, the holders of Class B Preferred Shares shall not, as such, be entitled to receive notice of, or attend or vote at, any meeting of members of the Company.

20.7 Subject to the Company Act, the Class B Preferred Shares shall be redeemable at the option of the Company, upon a 30-day notice in writing, at a price that shall include the amount paid plus any declared and unpaid dividends. Where only part of the shares are redeemed, such redemption shall be made on a pro rata basis of the shares held by all members, without taking fractional shares into consideration.

20.8 Subject to the Company Act, the Company shall have the right, where it deems appropriate to do so and without notice, to purchase by mutual agreement all or part of the then issued Class B Preferred Shares, at the best possible price. Where only part of the shares are purchased, such purchase shall be made on a pro rata basis as set forth hereabove or in any other manner as may be agreed upon unanimously by the holders of the outstanding Class B Preferred Shares.

20.9 On the date of purchase, the Class B Preferred Shares thus redeemed or purchased shall be cancelled.

CLASS C PREFERRED SHARES
------------------------

20.10 Class C Preferred Shares may be issued by the directors in one or more series, and the directors may, from time to time, by resolution passed:

      (a) alter the Memorandum of the Company to fix the number of shares in, and to determine the designation of the shares of, each series; and

      (b) alter the Memorandum or the Articles of the Company to create, define and attach special rights and restrictions to the shares of each series, subject to the special rights and restrictions attached to the shares of the Class, including without in any way limiting or restricting the generality of the foregoing, the following:

            (i) the rate, amount or method of calculation of dividends, if any, and whether the same are subject to adjustments;

            (ii) whether such dividends are cumulative, partly cumulative or non-cumulative;

            (iii) the dates, manner and currency of payments of dividends and the dates from which dividends accrue or become payable;

            (iv) if redeemable or purchasable, the redemption or purchase prices and the terms and conditions of redemption or purchase, with or without provision for sinking or similar funds;

            (v)   any conversion, exchange or reclassification rights; and

            (vi) any other rights, privileges, restrictions and conditions not inconsistent with these provisions.

20.11 The Class C Preferred Shares of each series shall, with respect to the payment of dividends and the distribution of assets in the event of the liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary, or any other distribution of the assets of the Company among its members for the purpose of winding-up its affairs, rank on a parity with the Class C Preferred Shares of every other series and be entitled to a preference over the Class A Common Shares, Class B Preferred Shares and any other class ranking junior to the Class C Preferred Shares. The Class C Preferred Shares of any series shall also be entitled to such other preferences, not inconsistent with these provisions, over the Class A Common Shares, the Class B Preferred Shares and the shares of any other class ranking junior to the Class C Preferred Shares, as may be fixed in accordance with Article 20.10.

20.12 The approval of the holders of Class C Preferred Shares as a class, as to any matters referred to in these provisions or required by law may be given as specified below:

      (a) any approval given by the holders of the Class C Preferred Shares shall be deemed to have been sufficiently given if it shall have been given in writing by the holders of all of the outstanding Class C Preferred Shares or by a resolution passed at a meeting of holders of Class C Preferred Shares duly called and held for such purpose upon not less than 21 days' notice at which the holders of at least a majority of the outstanding Class C Preferred
            Shares are present or are represented by proxy and carried by the affirmative vote of not less than 75% of the votes cast at such meeting. If at any such meeting the holders of a majority of the outstanding Class C Preferred Shares are not present or represented by proxy within 30 minutes after the time appointed for such meeting, then the meeting shall be adjourned to such date not less than 15 days thereafter and to such time and place as may be designated by the chairman of the meeting and not less than ten days' written notice shall be given of such adjourned meeting but it shall not be necessary in such notice to specify the purpose for which the meeting was originally called. At such adjournment meeting the holders of Class C Preferred Shares present or represented by proxy shall form a quorum and may transact the business for which the meeting was originally called and a resolution passed thereat by the affirmative vote of not less than 75% of the votes cast at such meeting shall constitute the approval of the holders of the Class C Preferred Shares;
            and

      (b) on every poll taken at any such meeting each holder of Class C Preferred Shares shall be entitled to one vote in respect of each Class C Preferred Share held. Subject to the foregoing, the formalities to be observed with respect to the giving or waiving of notice of any such meeting and the conduct thereof shall be those from time to time prescribed in the Company Act and the articles of the Company with respect to meetings of shareholders.

20.13 Except as otherwise provided in the Company Act or these provisions, the holders of Class C Preferred Shares shall not, as such, be entitled to receive notice of, or attend or vote at, any meeting of the members of the Company.

                                         Ontario Corporation Number
                                      Numero de la societe en Ontario
                                      -------------------------------
                                                  1333248



                           ARTICLES OF INCORPORATION
                              STATUS CONSTITUTIFS

1. The name of the corporation is:         Denomination sociale de la societe:

   SUN MEDIA (TORONTO) CORPORATION

2. The address of the registered           Adresse du siege social:
   office is:

   323 KING STREET EAST
------------------------------------------------------------------------------
  (Street & Number, or R.R. Number & if Multi-Office Building give Room No.) (Rue et numero, ou numero de la R.R. et, s'il s'agit d'un edifice a bureaux, numero du bureau)

   TORONTO, ONTARIO                                    M5A 3X5
------------------------------------------------------------------------------
    (Name of Municipality or Post Office)             (Postal Code)
(Nom de la municipalite ou du bureau de poste)        (Code postal)

3. Number (or minimum and maximum number)        Nombre (ou nombres minimal et
   of directors is:                              maximal) d'administrateurs:

        MINIMUM 1, MAXIMUM 20

4. The first director(s) is/are:   Premier(s) administrateur(s);     Resident
                                                                     Canadian
                                   Residence address, giving Street  State
   First name, initials and        & No. or R.R. No.                 Yes/No
   surname                         Municipality and Postal Code.     Resident
   PRENOM, INITIALES ET NOM        Adresse personnelle, y compris    canadien
   DE FAMILLE                      la rue et le numero, le numero    Oui/Non
                                   de la R.R. le nom de la
                                   municipality et le code postal.
------------------------------------------------------------------------------
   TRUDY A. EAGAN                  52 CHESTNUT PARK ROAD                YES
                                   TORONTO, ONTARIO M4W 1W8

5. Restrictions, if any, on business        Limites, s'il a lieu, imposees aux
   the corporation may carry on or on       activites commerciales ou aux
   powers the corporation may exercise.     pouvoirs de la societe.

   There are no restrictions on business the Corporation may carry on, or on powers the Corporation may exercise.

6. The classes and any maximum number of    Categories et nombre maximal, s'il
   shares that the corporation is           y a lieu, d'actions que la societe
   authorized to issue:                     est autorisee a emettre:

   The Corporation is authorized to issue an unlimited number of shares of one class, designated as Common Shares.

7. Rights, privileges, restrictions and     Droits, privileges, restrictions
   conditions (if any) attaching to each    et conditions, s'il y a lieu,
   class of shares and directors            rattaches a chaque categorie
   with respect to any class of shares      d'actions et pouvoirs des
   which may be issued in series:           administrateurs relatifs a chaque
                                            categorie d'actions qui peut etre
                                            emise en serie:

   The rights of the holders of Common Shares of the Corporation are equal in all respects and include the rights,

   (a)  to vote at all meetings of shareholders; and

   (b) to receive the remaining property of the Corporation upon dissolution.

8. The issue, transfer or ownership of      L'emission, le transfert ou la
   shares is/is not restricted and the      propriete d'actions est/n'est pas
   restrictions (if any) are as follows:    restreint. Les restrictions, s'il
                                            y a lieu, sont les suivantes:

   No shares of the Corporation shall be transferred without the consent of the directors of the Corporation expressed by a resolution passed by the board of directors or by an instrument or instruments in writing signed by all of the directors then in office.

9.         Other provisions, if any are:                        AUTRES DISPOSITIONS, S'IL Y A LIEU:

      (a) The number of shareholders of the Corporation, exclusive of persons who are in the employment of the Corporation and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment, and have continued after termination of that employment to be, shareholders of the Corporation, is limited to not more than fifty, two or more persons who are the joint registered owners or one or more shares being counted as one shareholder.

      (b) Any invitation to the public to subscribe for securities of the Corporation is prohibited.

      (c) Subject to the provisions of the BUSINESS CORPORATIONS ACT (Ontario) as amended or re-enacted from time to time, the directors may, without authorization of the shareholders:

           (i)    borrow money on the credit of the Corporation;

           (ii) issue, re-issue, sell or pledge debt obligations of the Corporation;

           (iii) give a guarantee on behalf of the Corporation to secure performance of an obligations of any person;

           (iv) mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation;

                  Nothing in this subparagraph shall limit or restrict the borrowing of money by the Corporation on bills of exchange or promissory notes made, drawn, accepted or endorsed by or on behalf of the Corporation.

           (d) Except in the case of any class or series of shares of the Corporation listed on a stock exchange, the Corporation shall have a lien on the shares registered in the name of a shareholder or his legal representative for a debt of that shareholder to the Corporation.

           (e) The holders of any fractional shares issued by the Corporation shall be entitled to exercise voting rights and to receive dividends in respect of each such fractional share.

10.  The names and addresses of the incorporations are          NOM ET ADRESSE DES FONDATEURS

                                                                Full residence address or address of registered office
                                                                or of principal place of business giving street & No.
First name, initials and surname or corporate name              or R.R. No., municipality and postal code
PRENOM, INITIALE ET NOM DE FAMILLE OU DENOMINATION              ADRESSE PERSONNELLE AU COMPLET, ADRESSE DU SIEGE
SOCIALE                                                         SOCIAL OU ADRESSE DE L'ETABLISSEMENT PRINCIPAL, Y
                                                                COMPRIS LA RUE ET LE NUMERO, LE NUMERO DE LA R.R., LE
                                                                NOM DE LA MINICIPALITE ET DE CODE POSTAL

-----------------------------------------------------------------------------------------------------------------------------------

TRUDY A. EAGAN                                                  52 CHESTNUT PARK ROAD
                                                                TORONTO, ONTARIO M4W 1W8










      These articles are signed in duplicate                         LES PRESENTS STATUS SONT SIGNES EN DOUBLE EXEMPLAIRE

-----------------------------------------------------------------------------------------------------------------------------------
                           Signatures of incorporators / SIGNATUARES DES FONDATEURS



                                            /s/ Trudy A. Eagan
                          ----------------------------------------------------------
                                              TRUDY A. EAGAN




                                                ONTARIO CORPORATION NO. 1333248



                              CERTIFIED COPY OF A
                     SPECIAL RESOLUTION OF THE SHAREHOLDER
                                      OF
                        SUN MEDIA (TORONTO) CORPORATION



     RESOLVED AS A SPECIAL RESOLUTION that the number of directors of the Corporation be fixed at three, and that the board of directors of the Corporation be empowered to determine from time to time the number of directors of the Corporation, such determination to be made by resolution of the board of directors.

     CERTIFIED to be a true copy of a special resolution of the shareholder of Sun Media (Toronto) Corporation signed by the sole shareholder entitled to vote at a meeting of shareholders on the 29th day of December, 1998, which resolution is in full force and effect, unamended, as of the date thereof.

     DATED the 29th day of December, 1998.



                                          /s/ Trudy A. Eagan
                                          ------------------------------
                                          Trudy A. Eagan
                                          Secretary

[MINISTRY LETTERHEAD]                            Ontario Corporation Number
                                               Numero de la societe en Ontario


                                                          1519309



-------------------------------------------------------------------------------
              APPLICATION FOR AUTHORIZATION TO CONTINUE IN ANOTHER JURISDICTION
                              DEMANDE D'AUTORISATION DE MAINTIEN
                       SOUS LE REGIME D'UNE AUTRE AUTORITE LEGISLATIVE

     1.    The name of the corporation is:                           DENOMINATION SOCIALE DE LA SOCIETE:

---------------------------------------------------------------------------------------------------------------------------------
S U N   M E D I A   ( T O R O N T O )   C O R P O R A T I O N
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------

    2.     Date of incorporation/amalgamation:                       DATE DE LA CONSTITUTION OU DE LA FUSION:

                                                        2002, 03, 28
---------------------------------------------------------------------------------------------------------------------------------
                                                     (Year, Month, Day)
                                                     (ANNEE, MOIS, JOUR)

3.    The corporation is not offering securities to the              LA SOCIETE OFFRE DES VALEURS AU PUBLIC AU SENS
      public within the meaning of subsection 1(6) of                DU PARAGRAPHE 1(6) DE LA LOI SUR LES SOCIETES PAR ACTIONS.
      the Business Corporations Act.


4.    The corporation is not in default in filing notices            LA SOCIETE A DEPOSE TOUS LES AVIS REQUIS PAR LA LOI SUR LES
      and returns under the Corporations Information Act.            RENSEIGNEMENTS EXIGES DES PERSONNES MORALES.


5.    There are no actions, suits or proceedings pending             AUCUNE ACTION NI AUCUNE INSTANCE N'EST EN COURS CONTRE LA
      against the corporation and no unsatisfied                     SOCIETE ET LES JUGEMENTS OU LES ORDONNANCES A L'ENCONTRE
      judgements or orders outstanding against the                   DE LA SOCIETE ONT ETE EXECUTES A L'EXCEPTION DE CE QUI SUIT:
      corporation, except as follows:


      Not applicable






6.    It is requested that the corporation be authorized             LA SOCIETE DEMANDE L'AUTORISATION AUX TERMES DE L'ARTICLE 181
      under section 181 of the Business Corporations Act             DE LA LOI SUR LES SOCIETES PAR ACTIONS DE S'ADRESSER AU
      to apply to the proper officer for an instrument of            FONCTIONNAIRE COMPETENT POUR OBTENIR UN CERTIFICAT DE
      continuance continuing the corporation as is it had            MAINTIEN LA MAINTENANT DE LA MEME FACON QUE SI ELLE AVAIT
      been incorporated under the laws of                            ETE CONSTITUEE EN VERTU DES LOIS DE/DU


                                                       British Columbia
                                    ----------------------------------------------------------


7.    The necessity therefor is as follows:                          LA PRESENT DEMANDE SE FONDE SUR LES MOTIFS SUIVANTS:

      The laws of British Columbia are better adapted to the Corporation's corporate structure and new growth and development plan.






8.    The laws of the jurisdiction to which the corporation          LES LOIS DE L'AUTORITE LEGISLATIVE A LAQUELLE LA SOCIETE
      will apply for an instrument of continuance provide in         DEMANDERA UN CERTIFICAT DE MAINTIEN PREVOIENT CE QUI
      effect that:                                                   SUIT:

      (a) The property of the corporation continues to be            (A) LES BIENS DE LA SOCIETE DEVIENNENT LES BIENS DE LA
          the property of the body corporate;                            PERSONNE MORALE;

      (b) The body corporate continues to be liable for the          (B) LA PERSONNE MORALE CONTINUE D'ETRE TENUE DES
          obligations of the corporation;                                OBLIGATIONS DE LA SOCIETE;

      (c) An existing cause of action, claim or liability to         (C) LE MAINTIEN N'A PAS DE CONSEQUENCE SUR LES CAUSES
          prosecution is unaffected;                                     D'ACTION, LES CREANCES ET LES POURSUITES DONT LA
                                                                         SOCIETE EST PASSIBLE;

      (d) A civil, criminal, or administrative action or             (D) LES INSTANCES CIVILES, PENALES OU ADMINISTRATIVES
          proceeding pending by or against the corporation               AUXQUELLES LA SOCIETE EST PARTIE PEUVENT ETRE
          may be continued to be prosecuted by or against                CONTINUEES PAR LA PERSONNE MORALE OU CONTRE ELLE; ET
          the body corporate; and

      (e) A conviction against the corporation may be enforced       (E) LES CONDAMNATIONS PRONONCEES A L'ENCONTRE DE LA SOCIETE
          against the body corporate or a ruling, order or               SONT SUSCEPTIBLES D'EXECUTION A L'ENCONTRE DE LA PERSONNE
          judgement in favour of or against the corporation may          MORALE ET LES ORDINNANCES OU LES JUGEMENTS PRONONCES EN
          be enforced by or against the body corporate.                  FAVEUR DE LA SOCIETE OU CONTRE ELLE SONT SUSCEPTIBLES
                                                                         D'EXECUTION PAR LA PERSONNE MORALE OU CONTRE ELLE.





9.    This application has been authorized by a special              LA PRESENTE DEMANDE A ETE AUTORISEE PAR RESOLUTION
      resolution.                                                    SPECIALE.


10.   This application is accompanied by the consent of:             LA PRESENTE DEMANDE EST ACCOMPAGNEE DU CONSENTEMENT:

      (a) The Corporations Tax Branch of the Ministry of             (a) D'UNE PART, DE LA DIRECTION DE L'IMPOSITION DES
          Finance.                                                       CORPORATIONS DU MINISTERE DES FINANCES.


This application is signed in duplicate.                             LA PRESENTE DEMANDE EST SIGNEE EN DOUBLE EXEMPLAIRE.

                                                                              SUN MEDIA (TORONTO) CORPORATION
                                                                    ----------------------------------------------------
                                                                                   (Name of Corporation)
                                                                           (DENOMINATION SOCIALE DE LA SOCIETE)



                                                                    By:/PAR:   /s/ Louis Saint Arnaud
                                                                            ---------------------------------------------
                                                                              (Signature)         (Description of Office)
                                                                              (SIGNATURE)               (FONCTION)


MINISTRY OF FINANCE       MINISTERE DES FINANCES

Corporations Tax          Direction de l'imposition     [ONTARIO TRILLIUM LOGO]
Branch                    des compagnies                OSHAWA (905)433-6578
33 King Street West       33 rue King ouest             TORONTO (416)920-9048
PO Box 622                CP 622                                Ext.6576
Oshawa ON L1H 8H6         Oshawa ON L1H 8H6             ONTARIO & QUEBEC
                                                        1-800-262-0784 Ext.6576



November 5, 2002

Ogilvy Renault, Barristers & Solicitors
1981 McGill College Avenue
Suite 1100
Montreal, Quebec  H3A 3C1

Attention: Michelle Gagne

Dear Madam or Sir:

Re:   Sun Media (Toronto) Corporation
      Account Number 8135930
      Consent - Transfer of Ontario Corporation

In accordance with the Business Corporations Act, we are pleased to advise you that the Corporations Tax Branch of the Ministry of Finance consents to the issuance of an instrument of continuation to Sun Media (Toronto) Corporation, continuing the company as if it were incorporated under the laws of the Government of British Columbia.

This consent is only valid for sixty days from the date of this letter and must be filed within this specified period with the Companies Branch, Ministry of Consumer and Business Services.

Please be advised that, if the corporation intends to continue to conduct business in Ontario, it is required that the corporation file a Form 2 with the:

                  Ministry of Consumer and Business Services
                               Companies Branch
                       393 University Avenue, Suite 200
                           Toronto, Ontario M5G 2M2
                       (416) 314-8880 or 1-800-361-3223

The Form 2 is available on the internet at:
http://www.cbs.gov.on.ca/mcbs/english/4VWQQC.htm

For your assistance, I have attached guidelines for Authorization to Continue in Another Jurisdiction.

Your truly,


/s/ [illegible]
Tax Roll Services Representative
Tax Roll Administration Unit
Corporations Tax Branch

                                      1.

                                  For Ministry Use Only                                               ONTARIO CORPORATION NUMBER
                             A L'USAGE EXCLUSIF DU MINISTERE                                      NUMERO DE LA COMPAGNIE EN ONTARIO

                                                                                                               1519309

                      [DATE STAMP]

                              -----------------------------------------------------------------------------------------------------
                                                                     ARTICLES OF AMALGAMATION
                                                                        STATUTS DE FUSION
           Form 4
          Business            1. The name of the amalgamated corporation is:               DENOMINATION SOCIALE DE LA COMPAGNIE
        Corporations                                                                       ISSUE DE LA FUSION:
            Act               -----------------------------------------------------------------------------------------------------
                               S U N   M E D I A   ( T O R O N T O )   C O R P O R A T I O N
                              -----------------------------------------------------------------------------------------------------

          FORMULE             -----------------------------------------------------------------------------------------------------
         NUMERO 4
        LOI SUR LES           -----------------------------------------------------------------------------------------------------
        COMPAGNIES
                              -----------------------------------------------------------------------------------------------------

                              2. The address of the registered office is:                  ADRESSE DU SIEGE SOCIAL:

                                                                     333 KING STREET EAST
                              -----------------------------------------------------------------------------------------------------
                                           (Street & Number, or R.R. Number & if Multi-Office Building give Room No.)
                                   (RUE ET NUMERO, OU NUMERO DE LA R.R. ET, S'IL S'AGIT EDIFICE A BUREAUX, NUMERO DU BUREAU)

                                                                        TORONTO, ONTARIO                                  M 5 A 3 X
                              -----------------------------------------------------------------------------------------------------
                                                (Name of Municipality - Post Office)                      (Postal Code/CODE POSTAL)
                                           (NOM DE LA MUNICIPALITE OU DU BUREAU DE POSTE)




                              3. Number (or minimum and maximum number)                      NOMBRE (OU NOMBRES MINIMAL ET MAXIMAL)
                                 of directors                                                D'ADMINISTRATEURS:

                                 MINIMUM 1, MAXIMUM 20

                              4. The director(s) is/are:                                     ADMINISTRATEUR(S):

                                                                                                                       Resident
                                                                                                                       Canadian
                                                                Address for service, giving Street & No. or R.R. No.,  State
                              First name, initials and surname  Municipality and Postal Code                           Yes or No
                              PRENOM, INITIALES ET NOM DE       DOMICILE ELU, Y COMPRIS LA RUE ET LE NUMERO,           RESIDENT
                              FAMILLE                           LE NUMERO DE LE R.R. OU LE NOM DE LA MUNICIPALITE      CANADIEN
                                                                ET LE CODE POSTAL                                      OUI/NON
                              -----------------------------------------------------------------------------------------------------
                               PIERRE FRANCOEUR                 177, RUE CHAMONIX                                        YES
                                                                SAINTE-ADELE, QUEBEC J0R 1L0

                               TRUDY A. EAGAN                   52 CHESTNUT PARK ROAD                                    YES
                                                                TORONTO, ONTARIO M4W 1W8

                               KIN-MAN LEE                      50 KANATA CRESCENT                                       YES
                                                                LONDON, ONTARIO N6J 4S6

                                                                             2.

                              5. (A) The amalgamation agreement has been duly        (A) LES ACTIONNAIRES DE CHAQUE COMPAGNIE QUI
                                     adopted by the shareholders of each of the          FUSIONNE ONT DUMENT ADOPTE LA CONVENTION
                                     amalgamating corporations as required by            DE FUSION CONFORMEMENT AU PARAGRAPHE 176
                                     subsection 176 (4) of the Business                  (4) DE LA LOI SUR LES COMPAGNIES A LA DATE
                                     Corporations Act on the date set out below.         MENTIONNEES CI-DESSOUS.



                                                                          [GRAPHIC]



                                 (B) The amalgamation has been approved by the       (B) LES ADMINISTRATEURS DE CHAQUE COMPAGNIE
                                     directors of each amalgamating corporation          QUI FUSIONNE ONT APPROUVE LA FUSION PAR
                                     by a resolution as required by section 177          VOIE DE RESOLUTION CONFORMEMENT A
                                     of the Business Corporations Act on the date        L'ARTICLE 177 DE LA LOI SUR LES
                                     set out below.                                      COMPAGNIES A LA DATE MENTIONNEE
                                                                                         CI-DESSOUS.
                                     The articles of amalgamation in substance           LES STATUTS DE FUSION REPRENNENT
                                     contain the provisions of the articles of           ESSENTIELLEMENT LES DISPOSITIONS DES
                                     incorporation of                                    STATUTS CONSTITUTIFS DE


                                                                 SUN MEDIA (TORONTO) CORPORATION
                              -----------------------------------------------------------------------------------------------------
                                     and are more particularly set out in these          ET SONT ENONCES TEXTUELLEMENT AUX PRESENTS
                                     articles.                                           STATUTS.

                                Names of amalgamating          Ontario Corporation Number      Date of Adoption/Approval
                                corporations                   NUMERO DE LA COMPAGNIE EN       DATE D'ADOPTION OU D'APPROBATION
                                DENOMINATION SOCIALE DES       ONTARIO
                                COMPAGNIES QUI FUSIONNENT
                              -----------------------------------------------------------------------------------------------------
                              SUN MEDIA (TORONTO)              1333248                         MARCH 27, 2002
                              CORPORATION




                              THE RECORDER AND                 964235                          MARCH 27, 2002
                              TIMES LIMITED

                                      3.

                              6. Restrictions, if any, on business the corporation   LIMITES, S'IL Y A LIEU, IMPOSEES AUX ACTIVITES
                                 may carry on or on powers the corporation may       COMMERCIALES OU AUX POUVOIRS DE LA COMPAGNIE.
                                 exercise.

                                 NONE
























                              7. The classes and any maximum number of shares that   CATEGORIES ET NOMBRE MAXIMAL, S'IL Y A LIEU,
                                 the corporation is authorized to issue:             D'ACTIONS QUE LA COMPAGNIE EST AUTORISEE A
                                                                                     EMETTRE:

                                 The Corporation is authorized to issue the following classes of shares:

                                 a) an unlimited number of common shares;

                                 b) an unlimited number of Class A shares;

                                 c) an unlimited number of Class B shares;

                                 d) an unlimited number of Class C shares;

                                 e) an unlimited number of Class D shares;

                                 f) an unlimited number of Class E shares; and

                                 g) an unlimited number of Class F shares.


                                                                            4.

8  Rights, privileges, restrictions and      DROITS, PRIVILEGES, RESTRICTIONS
   conditions (if any) attaching to each     ET CONDITIONS, S'IL Y A LIEU,
   class of shares and directors authority   RATTACHES A CHAQUE CATEGORIE
   with respect to any class of shares       D'ACTIONS ET POUVOIRS DES
   which may be issued in series:            ADMINISTRATEURS RELATIFS A CHAQUE
                                             CATEGORIE D'ACTIONS QUI PEUT ETRE
                                             EMISE EN SERIE:

8.1    CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES

8.1.a In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among shareholders for the purpose of winding up its affairs, before payment to the holders of any other class of shares, the holders of the Class A shares shall shall be entitled to receive from the assets and property of the Corporation the Redemption Amount as provided for in Clause 8.1.h hereof, together with all declared and unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of Class B shares and Class C shares. After such payment to the holders of the Class A shares, the holders of the Class B shares shall be entitled to receive the Redemption Amount as provided for in Clause 8.1.h hereof, together with all declared and unpaid dividends, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of the Class C shares. After such payment to the holders of the Class A shares and Class B shares, the holders of the Class C shares shall be entitled to receive the Redemption Amount as provided for in Clause 8.1.h hereof, together with any declared and unpaid dividends and no more. Once the above amounts payable to holders of the Class A shares, the Class B shares and the Class C shares have been paid as above provided, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8.1.b The directors may from time to time and in their sole discretion declare and the Corporation shall pay dividends on any class of shares of the Corporation in such amounts and on such date or dates as may be determined by the directors except that dividends payable on Class A shares, Class B shares and Class C shares shall not exceed the annual rate of 12% of their Redemption Amount; and provided that in any year the directors shall not declare and the Corporation shall not pay any dividends on any shares of any class ranking junior to the Class A shares, Class B shares and Class C shares or redeem or purchase for cancellation or make a capital distribution in respect of any other class ranking junior to the Class A shares, Class B shares and Class C shares, unless after giving effect to such action an amount equal to the product obtained by multiplying the aggregate number of Class A shares, Class B shares and Class C shares issued and outstanding at the time of such action by

                                                                           4-A


       $1.00 is less than or equal to the amount, if any, by which the shareholder's equity of the Corporation exceeds the paid up capital of the Corporation; and in calculating shareholders' equity of the Corporation, adjustments shall be made to reflect the market value of the assets of the Corporation.

8.1.c The holders of the Class A shares, Class B shares and Class C shares shall not be entitled to receive notice of, to attend or to vote at any meetings of the shareholders of the Corporation except meetings of the holders of Class A shares, Class B shares or Class C shares.

8.1.d The Corporation may, upon giving notice as hereinafter provided, redeem at any time the whole or from time to time any part of the then outstanding Class A shares, Class B shares or Class C shares on payment for each share to be redeemed of the Redemption Amount as set out in Clause 8.1.h, together with all declared and unpaid non-cumulative dividends thereon.

8.1.e In the case of redemption of Class A shares, Class B shares or Class C shares under the provisions of Clause 8.1.d herein, the Corporation shall at least thirty (30) days before the date specified for redemption, mail to each person who at the date of mailing is a registered holder of Class A shares, Class B shares or Class C shares to be redeemed, a notice in writing of the intention of the Corporation to redeem such Class A shares, Class B shares or Class C shares. Such notice shall be mailed in a postage prepaid letter addressed to each such holder at his address as it appears on the books of the Corporation or in the event of the address of any such shareholder not so appearing, then to the last known address of such shareholder; provided however, that accidental failure to give any such notice to one or more of such shareholders shall not affect the validity of such redemption. Such notice shall set out the Redemption Amount and the date on which redemption is to take place, and if only part of the shares held by the person to whom it is addressed is to be redeemed, the number thereof so to be redeemed. On or after the date so specified for redemption, the Corporation shall pay or cause to be paid to or to the order of the registered holders of the Class A shares, Class B shares or Class C shares to be redeemed the amount payable in accordance with Clause 8.1.h on presentation and surrender at the head office of the Corporation or any other place designated in such notice of the

                                                                           4-B

       certificate representing the Class A shares, Class B shares or Class C shares called for redemption. If part only of the shares represented by any certificate are to be redeemed, a new certificate for the balance shall be issued at the expense of the Corporation. From and after the dates specified in any such notice, the Class A shares, Class B shares or Class C shares called for redemption shall cease to be entitled to dividends and the holders thereof shall not be entitled to exercise any of the rights of shareholders in respect thereof unless payment of the amount payable in accordance with Clause 8.1.h shall not be made upon presentation of certificates in accordance with the foregoing provisions, in which case the rights of the shareholders shall remain unaffected. The Corporation shall have the right at any time after the mailing of notice of its intention to redeem any Class A shares, Class B shares or Class C shares to deposit the amount payable in accordance with Clause 8.1.h in respect of the said shares represented by certificates which have not at the date of such deposit been surrendered by the holders thereof in connection with such redemption, to a special account at any chartered bank or trust company in Canada named in such notice, to be paid without interest to or to the order of the respective holders of such Class A shares, Class B shares or Class C shares called for redemption, upon presentation and surrender to such bank or trust company of the certificates representing the same and, upon such deposit being made or upon the date specified for redemption in such notice whichever is the later, the Class A shares, Class B shares or Class C shares in respect whereof such deposit shall have been made shall be redeemed and the rights of the holders thereof after such deposit or such redemption date, as the case may be, shall be limited to receiving without interest their proportionate part of the total amount so deposited against presentation and surrender of the said certificates held by them respectively.

8.1.f The holder of the Class A shares, Class B shares or Class C shares may, upon giving notice as hereinafter provided in Clause 8.1.g, require the Corporation to redeem the whole or from time to time any part of the then outstanding Class A shares, Class B shares or Class C shares at the Redemption Amount as set out in Clause 8.1.h, together with all declared and unpaid non-cumulative dividends thereon.

8.1.g In the case of a redemption pursuant to Clause 8.1.f herein, a holder of Class A shares, Class B shares or

                                                                           4-C


       Class C shares shall be entitled to require the Corporation to redeem at any time or times, all or any of the Class A shares, Class B shares or Class C shares registered in the name of such holders on the books of the Corporation by tendering to the Corporation at its head office a share certificate or certificates representing the Class A shares, Class B shares or Class C shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying (a) that the registered holder desires to have the Class A shares, Class B shares or Class C shares represented by such certificate or certificates redeemed by the Corporation and (b) the business day (in this clause referred to as the "Redemption Date") on which the holder desires to have the Corporation redeem such Class A shares, Class B shares or Class C shares. Requests in writing shall specify a Redemption Date which shall not be less than thirty (30) days after the day on which the request in writing is given to the Corporation. Upon receipt of a share certificate or certificates representing the Class A shares, Class B shares or Class C shares which the registered holder desires to have the Corporation redeem together with such a request, the Corporation shall on the Redemption Date redeem such Class A shares, Class B shares or Class C shares by paying to such registered holder for each such share an amount equal to the Redemption Amount as set out in Clause 8.1.h plus all declared and unpaid non-cumulative dividends thereon. Such payment shall be made by cheque payable at par at any branch of the Corporation's bankers for the time being in Canada. The said Class A shares, Class B shares or Class C shares shall be redeemed on the Redemption Date and from and after the Redemption Date such shares shall cease to be entitled to dividends, and the holders thereof shall not be entitled to exercise any of the rights of the holders of Class A shares, Class B shares or Class C shares in respect thereof unless payment of the amount payable as aforesaid is not made on the Redemption Date, in which event the rights of the holders of the said shares shall remain unaffected.

8.1.h The Redemption Amount of each Class A share, Class B share or Class C share shall be One Dollar ($1.00).

8.2    CLASS D VOTING SHARES

8.2.a In the event of the liquidation, dissolution or winding-up of the Corporation or other distribution of

                                                                           4-D

       property or assets of the Corporation among shareholders for the purpose of winding-up its affairs, the holders of the Class D Voting shares shall be entitled to receive from the property and assets of the Corporation, after payment to the holders of the Class A shares, Class B shares or Class C shares as hereinbefore provided, an amount equal to $1.00 per share, together with all declared and unpaid dividends thereon, before any amount shall be paid or any property or assets of the Corporation distributed to the holders of any Common shares or shares of any other class ranking junior to the Class D Voting shares. After payment to the holders of the Class D Voting shares of the amounts so payable to them as provided above, they shall not be entitled to share in any further distribution of the property or assets of the Corporation.

8.2.b The holders of the Class D Voting shares shall not be entitled to receive dividends.

8.2.c The holders of the Class D Voting shares shall be entitled to one (1) vote for each Class D Voting share held by them at all shareholders' meetings.

8.3    CLASS E COMMON SHARES

8.3.a In the event of the liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class E Common shares shall be entitled to receive, after payment to the holders of the Class A shares, Class B shares, Class C shares and Class D Voting shares as hereinbefore provided, the remaining assets and property of the Corporation.

8.3.b The holders of the Class E Common shares shall not be entitled to receive notice of, to attend or to vote at any meetings of the shareholders of the Corporation except meetings of the holders of Class E Common shares.

8.3.c The holders of the Class E Common shares shall be entitled, subject to Clause 8.1.b, to receive dividends as and when the Directors shall in their discretion declare dividends on the Class E Common shares and pay the same.

                                                                         4-E

8.4      CLASS F SHARES
The rights, privileges, restrictions and conditions attaching to the Class F shares are as follows:

8.4.a the holders of the Class F shares shall in each year, in the discretion of the directors, be entitled, out of any or all profits or surplus available for dividends, to non-cumulative dividends in an amount of 6% per annum of the Redemption Amount (as hereinafter defined); the holders of Class F shares shall not be entitled to any dividend other than or in excess of the non-cumulative dividends at the said rate hereinbefore provided for and in any financial year the directors in their discretion shall not declare a dividend or any part thereof on the Class F shares then the right of the holders of the Class F shares to such dividend or any greater dividend than the dividend actually declared for such financial year shall be forever extinguished;

8.4.b The Redemption Amount of each Class F share shall be $1.00 (the "Redemption Amount");

8.4.c The Corporation may, upon giving notice as hereinafter provided, redeem the whole or any part of the Class F shares on payment for each share to be redeemed of the Redemption Amount, together with all dividends declared thereon and unpaid, the whole constituting and being herein referred to as the "Redemption Price"; not less than thirty (30) days' notice in writing of such redemption shall be given by mailing such notice to the registered holders of the Class F shares to be redeemed, specifying the date and place or places of redemption; if notice of any such redemption be given by the Corporation in the manner aforesaid and an amount sufficient to redeem the shares be deposited with any trust company or chartered bank in Canada, as specified in the notice, on or before the date fixed for redemption, dividends on the Class F shares to be redeemed shall cease after the date so fixed for redemption, and the holders thereof shall thereafter have no rights against the Corporation in respect thereof except, upon the surrender of certificates for such shares, to receive payment therefor out of the moneys so deposited; provided that, if payment of the Redemption Price is not made on the redemption date, the rights of the holder of the said Class F shares shall remain unaffected until payment of the Redemption Price is made. If less than all of the Class F shares represented by any certificate or certificates are to be redeemed, the registered holder shall be entitled to receive, at the expense of the Corporation, a new certificate representing the Class F shares comprised in the certificate or certificates surrendered as aforesaid which are not to be redeemed;

                                                                         4-F

8.4.d any holder of Class F shares shall be entitled to require the Corporation to redeem at any time or times all or any of the Class F shares registered in the name of such holder on the books of the Corporation by tendering to the Corporation a share certificate or certificates representing the Class F shares which the registered holder desires to have the Corporation redeem together with a request in writing specifying

         (A) that the registered holder desires to have all or any of the Class F shares represented by such certificate or certificates redeemed by the Corporation, and

         (B) the business day, being not less than fourteen (14) days and not more than thirty (30) days from the date of giving such notice to the Corporation (in this paragraph referred to as the "redemption date") on which the holder desires to have the Corporation redeem such Class F shares.

         Upon receipt of a share certificate or certificates representing the Class F shares which the registered holder desires to have the Corporation redeem together with such a request, the Corporation shall on the redemption date redeem such Class F shares by paying to such registered holder the Redemption Price in respect of each Class F share redeemed, such payment to be made by cheque payable at par at any branch of the Corporation's bank for the time being in Canada. The said Class F shares shall be redeemed on the redemption date and thereafter the holder of such Class F shares shall not be entitled to exercise any of the rights of holders of Class F shares in respect thereof; provided that, if payment of the Redemption Price is not made on the redemption date, the rights of the holder of the said Class F shares shall remain unaffected until payment of the Redemption Price is made. If less than all of the Class F shares represented by any certificate or certificates are to be redeemed, the registered holder shall be entitled to receive, at the expense of the Corporation, a new certificate representing the Class F shares comprised in the certificate or certificates surrendered as aforesaid which are not to be redeemed;

8.4.e in the event of the liquidation, dissolution of winding-up of the Corporation, whether voluntary or involuntary, the holders of the Class F shares shall be entitled to receive, before any distribution of any part of the assets of the Corporation among the holders of any of the other classes of shares of the Corporation other than the Class A shares, Class B shares, and the Class C shares, an amount per share equal to the Redemption Price in respect of each Class F share, and no more;

                                                                           4-G

8.4.f except as provided by the Business Corporation Act, as amended from time to time, the holders of the Class F shares shall not be entitled to receive a notice of or to attend any meetings of the shareholders of the Corporation and shall not be entitled to vote at any meetings of the shareholders of the Corporation but shall be entitled to notice of meetings of shareholders called for the purpose of authorizing the dissolution of the Corporation or the sale, lease or exchange of all or substantially all the property of the Corporation other than in the ordinary course of business of the Corporation.



8.5      COMMON SHARES

         The rights, privileges, restrictions and conditions attaching to the common shares are as follows:

8.5.a Payment of Dividends: The holders of the common shares shall be entitled to receive dividends if, as and when declared by the board of directors of the Corporation out of the assets of the Corporation properly applicable to the payment of dividends in such amounts and payable in such manner as the board of directors may from time to time determine. Subject to the rights of the holders of any other class of shares of the Corporation entitled to receive dividends in priority to or concurrently with the holders of the common shares, the board of directors may in its sole discretion declare dividends on the common shares to the exclusion of any other class of shares of the Corporation.

8.5.b Participation upon Liquidation, Dissolution or Winding Up: In the event of the liquidation, dissolution or winding up of the Corporation or other distribution of assets of the Corporation among its shareholders for the purpose of winding up its affairs, the holders of the common shares shall, subject to the rights of the holders of any other class of shares of the Corporation entitled to receive assets of the Corporation upon such a distribution in priority to or concurrently with the holders of the common shares, be entitled to participate in the distribution. Such distribution shall be made in equal amounts per share on all the common shares at the time outstanding without preference or distinction.

8.5.c Voting Rights: The holders of the common shares shall be entitled to receive notice of and to attend all annual and special meetings of the shareholders of the Corporation and to one vote in respect of each common share held at all such meetings.

                                                                            5.

9.       The issue, transfer or ownership of shares is/is not          L'EMISSION, LE TRANSFERT OU LA PROPRIETE D'ACTIONS EST/N'EST
         restricted and the restrictions (if any) are as follows:      PAS RESTREINTE. LES RESTRICTIONS, S'IL Y A LIEU, SONT LES
                                                                       SUIVANTES:

         No share in the capital of the Corporation shall be transferred without the consent of the directors expressed by the votes of a majority of the directors at a meeting of the directors or by an instrument or instruments in writing signed by a majority of the directors.









10.      Other provisions, (if any):        AUTRES DISPOSITIONS, S'IL Y A LIEU:

(1) The number of shareholders of the Corporation, exclusive of persons who are in its employment and exclusive of persons who, having been formerly in the employment of the Corporation, were, while in that employment and have continued after the termination of that employment to be, shareholders of the Corporation, is limityed to not more than 50, two or more persons who are the joint registered owners of one or more shares being counted as one shareholder.

(2) Any invitation to the public to subscribe for securities of the Corporation is prohibited.









11.      The statements required by subsection 178(2) of the     LES DECLARATIONS EXIGEES AUX TERMES DU PARAGRAPHE 178(2)
         Business Corporations Act are attached as Schedule      DE LA LOI SUR LES COMPAGNIES CONSTITUENT L'ANNEXE "A"
         "A"

12.      A copy of the amalgamation agreement or directors       UNE COPIE DE LA CONVERSION DE FUSION OU LES RESOLUTIONS DES
         resolutions (as the case may be) is/are attached as     ADMINISTRATEURS (SELON LE CAS) CONSTITUE(NT) L'ANNEXE "B"
         Schedule "B"


                                                                             6

         These articles are signed in duplicate.                 LES PRESENTS STATUTS SONT SIGNES EN DOUBLE EXEMPLAIRE.












         -------------------------------------------------------------------------------------------------------------------------
         Names of the amalgamating corporations are              DENOMINATION SOCIALE DES COMPAGNIES QUI FUSIONNENT
         signatures and descriptions of office of their          SIGNATURE ET FONCTION DE LEURS DIRIGEANTS REGULIEREMENT
         proper officers.                                        DESIGNES.


         SUN MEDIA (TORONTO) CORPORATION





         Per: [Illegible]
              ------------------------------------


         THE RECORDER AND TIMES LIMITED





         Per: [Illegible]
              ------------------------------------


                                                                              7.
                                  SCHEDULE "A"

                       STATEMENT OF DIRECTOR OR OFFICER

     The undersigned, being the President of Sun Media (Toronto) Corporation, one of the amalgamating corporations (hereinafter called the "Corporation"), hereby states and certifies that there are reasonable grounds for believing that:

1. the Corporation is, and the corporation continuing from the amalgamation of the Corporation and The Recorder and Times Limited (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

2. the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

3.   no creditor of the Corporation will be prejudiced by the amalgamation.

     This statement is made and attached to the articles of amalgamation of the Amalgamated Corporation pursuant to subsection 178(2) of the BUSINESS CORPORATIONS ACT (Ontario).

     DATED the 27th day of March, 2002.


                                             /s/ Pierre Francoeur
                                       -----------------------------------
                                       Pierre Francoeur, President

                                                                              8.

                                  SCHEDULE "A"

                       STATEMENT OF DIRECTOR OR OFFICER

     The undersigned, being the President of The Recorder and Times Limited, one of the amalgamating corporations (hereinafter called the "Corporation"), hereby states and certifies that there are reasonable grounds for believing that:

1. the Corporation is, and the corporation continuing from the amalgamation of the Corporation and Sun Media (Toronto) Limited (the "Amalgamated Corporation") will be able to pay its liabilities as they become due;

2. the realizable value of the Amalgamated Corporation's assets will not be less than the aggregate of its liabilities and stated capital of all classes; and

3.   no creditor of the Corporation will be prejudiced by the amalgamation.

     This statement is made and attached to the articles of amalgamation of the Amalgamated Corporation pursuant to subsection 178(2) of the BUSINESS CORPORATIONS ACT (Ontario).

     DATED the 27th day of March, 2002.


                                             /s/ William R. Dempsey
                                       -----------------------------------
                                       William R. Dempsey, President

                                                                              9.


                               SCHEDULE "B"

                RESOLUTION APPROVING THE AMALGAMATION

     WHEREAS The Recorder and Times Limited (the "Corporation") has agreed to amalgamate with Sun Media (Toronto) Corporation, pursuant to Section 177(2) of the BUSINESS CORPORATIONS ACT (Ontario):

     BE IT RESOLVED THAT:

1. The amalgamation of the Corporation with Sun Media (Toronto) Corporation under the BUSINESS CORPORATIONS ACT (Ontario) pursuant to Section 177(2) thereof, be and the same is hereby approved;

2.   Effective upon issuance of a Certificate of Amalgamation pursuant to
     Section 178 of the BUSINESS CORPORATIONS ACT (Ontario), and without affecting the validity of the incorporation and existence of the Corporation under its articles of incorporation and of any act done thereunder, all shares of the authorized capital of The Recorder and Times Limited, including all such shares which have been issued and are outstanding at the date hereof, be and the same are hereby cancelled without repayment of capital in respect thereof.;

3. The by-laws of the amalgamated corporation shall be the same as the by-laws of Sun Media (Toronto) Corporation;

4. The Articles of Amalgamation of the amalgamated corporation shall be the same as the articles of Sun Media (Toronto) Corporation;

5. The stated capital of The Recorder and Times Limited shall be added to the stated capital of Sun Media (Toronto) Corporation upon amalgamation; and

6. The proper officers of the Corporation be and they are hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

     I, William R. Dempsey, the President of The Recorder and Times Limited, hereby certify that the foregoing is a true and correct copy of a resolution of the Board of Directors of The Recorder and Times Limited and that such resolution is in full force and effect.

     DATED the 27th day of March, 2002


                                          /s/ William R. Dempsey
                                       ------------------------------
                                       William R. Dempsey, President

                                                                             10.


                               SCHEDULE "B"

                RESOLUTION APPROVING THE AMALGAMATION

     WHEREAS Sun Media (Toronto) Corporation (the "Corporation") has agreed to amalgamate with The Recorder and Times Limited pursuant to Section 177(2) of the BUSINESS CORPORATIONS ACT (Ontario):

     BE IT RESOLVED THAT:

1. The amalgamation of the Corporation with The Recorder and Times Limited under the BUSINESS CORPORATIONS ACT (Ontario) pursuant to Section 177(2) thereof, be and the same is hereby approved;

2.   Effective upon issuance of a Certificate of Amalgamation pursuant to
     Section 178 of the BUSINESS CORPORATIONS ACT (Ontario), and without affecting the validity of the incorporation and existence of the Corporation under its articles of incorporation and of any act done thereunder, all shares of the authorized capital of The Recorder and Times Limited, including all such shares which have been issued and are outstanding at the date hereof, be and the same are hereby cancelled without repayment of capital in respect thereof;

3. The by-laws of the amalgamated corporation shall be the same as the by-laws of Sun Media (Toronto) Corporation;

4. The Articles of Amalgamation of the amalgamated corporation shall be the same as the articles of Sun Media (Toronto) Corporation;

5. The stated capital of The Recorder and Times Limited shall be added to the stated capital of Sun Media (Toronto) Corporation upon amalgamation; and

6. The proper officers of the Corporation be and they are hereby authorized to do all things and execute all instruments and documents necessary or desirable to carry out and give effect to the foregoing.

     I, Pierre Francoeur, the President of Sun Media (Toronto) Corporation, hereby certify that the foregoing is a true and correct copy of a resolution of the Board of Directors of Sun Media (Toronto) Corporation and that such resolution is in full force and effect.

     DATED the 27th day of March, 2002


                                           /s/ Pierre Francoeur
                                       ------------------------------
                                       Pierre Francoeur, President